Exhibit 99.1

FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made as of May 29, 2025 by and among AAON, INC., an Oklahoma corporation ("AAON"), AAON COIL PRODUCTS, INC., a Texas corporation ("ACP") and BASX, INC., an Oregon corporation (“BASX”; and, together with ACP and AAON, collectively, "Borrowers," and each individually, a "Borrower"), the other Loan Parties under the Existing Loan Agreement, all of the “Revolving Lenders” party to the Existing Loan Agreement (the “Existing Lenders”), Bank of America, N.A. and Associated Bank, N.A. (the “New Lenders”; together with the Existing Lenders, the “Lenders”) and BOKF, NA dba BANK OF OKLAHOMA, as the Administrative Agent, Swingline Lender and Issuing Bank, under that certain Amended and Restated Loan Agreement, dated as of November 24, 2021, by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”; the Existing Loan Agreement, as amended by this Amendment and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, pursuant to Section 2.26 of the Existing Loan Agreement, the Borrowers have proposed to increase the total Revolving Commitments from $230,000,000.00 to $500,000,000.00 (the “Revolving Commitment Increase”);

WHEREAS, the Existing Lenders and the New Lenders have agreed to provide the Revolving Commitment Increase, subject to the terms and conditions set forth in this Amendment;

WHEREAS, on the Fifth Amendment Effective Date (as defined below), the Borrowers intend to (i) increase the total Revolving Commitments of all Revolving Lenders pursuant to the Revolving Commitment Increase; (ii) refinance and pay off in full the principal amount of all outstanding Term Loans (together with any accrued interest thereon) with the proceeds of Revolving Loans; (iii) extend the Revolving Commitment Termination Date from May 27, 2027 to May 27, 2030; and (iv) make certain other amendments to the Existing Loan Agreement, in each case as more particularly described in this Amendment; and

WHEREAS, the parties hereto have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.Defined Terms. Unless otherwise noted, capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement referenced below.

2.Revolving Commitment Increase.

(a)Subject to the terms and conditions set forth herein and in the Existing Loan Agreement (except as set forth in clause (e) below), each Lender hereby agrees to increase (or, with respect to the New Lenders, to provide) its respective Revolving Commitment as set forth on Schedule 2.01 to this Amendment.

(b)Each Lender acknowledges and agrees that the respective Revolving Commitment of such Lender and the other Lenders under the Loan Agreement (as amended by this Amendment) are several and not joint commitments and the obligations of each such Lender are the several and not joint obligations of such Lenders. Each Lender further acknowledges and agrees that Schedule 2.01 hereto sets forth for such Lender its Revolving Commitment under the Loan Agreement immediately after to giving effect to this Amendment.

(c)Pursuant to Section 2.26 of the Existing Loan Agreement, the Revolving Commitment Increase documented hereby shall constitute a “Revolving Commitment Increase” (as defined in the Loan Agreement) under the Loan Agreement and an “Incremental Joinder”.

(d)The Revolving Commitment Increase shall be pursuant to (and constitute a part of) the existing “Revolving Commitments” (as defined in the Existing Loan Agreement) and shall be subject to the terms and conditions applicable to the existing Revolving Commitments as set forth in the Loan Agreement.

(e)Each Lender acknowledges and agrees that the Revolving Commitment Increase effected by this Amendment exceeds the Dollar limitation for Revolving Commitment Increases set forth in Section 2.26(a) of the Existing Loan Agreement.

3.Amendments to the Existing Loan Agreement. Effective as of the Fifth Amendment Effective Date (as defined below), the parties hereto agree that the Existing Loan Agreement (including all Exhibits and Schedules) is hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) and Schedule 2.01 (Lender Commitments) to the Existing Loan Agreement is restated in its entirety, in each case, as set forth on Exhibit A hereto.

4.New Lenders; Assignments and Reallocation of Revolving Commitments and Revolving Credit Exposures. Each New Lender intends to become party to the Loan Agreement as a Revolving Lender. Each New Lender and the Existing Lenders have agreed, and the Administrative Agent, Issuing Bank, Swingline Lender and the Borrowers hereby consent, to, upon the Fifth Amendment Effective Date, (a) the New Lender becoming party to the Loan Agreement as a Lender and (b) the assignment and reallocation at par of the Existing Lenders’ respective Revolving Commitments and Revolving Credit Exposures (the “Assigned Interests”), in each case, such that after giving effect to such actions and the increase of the aggregate Revolving Commitments pursuant to Section 2 above, the Revolving Commitment for each Existing Lender and each New Lender shall equal those reflected on Schedule 2.01 attached hereto and such schedule shall replace and supersede Schedule 2.01 to the Existing Loan Agreement. With respect to the foregoing assignments and reallocations, upon the Fifth Amendment Effective Date, each New Lender and each Existing Lender shall be deemed to have acquired its portion of the Assigned Interests allocated to it from the Existing Lenders pursuant to the terms of an Assignment and Assumption attached as Exhibit B to the Loan Agreement as if each such Lender had executed an Assignment and Assumption with respect to such assignment and reallocation of Assigned Interests and such assignments and reallocations shall otherwise occur upon the Fifth Amendment Effective Date pursuant to mechanics reasonably determined by the Administrative Agent. In connection with, and for the purposes of the assignments and reallocations effected by this Amendment only and notwithstanding the foregoing each Existing Lender hereby waives any required break funding payments otherwise owing to such Existing Lender that are required under Section 2.11(g) of the Loan Agreement.

5.Conditions of Effectiveness. The effectiveness of this Amendment (the “Fifth Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) each Borrower and each other Loan Party, (ii) each Existing Lender, (iii) each New Lender and (iv) the Administrative Agent, Issuing Bank and Swingline Lender;

(b)the representations and warranties contained in Article III of the Existing Loan Agreement and in the other Loan Documents are true and correct on and as of the date hereof and after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(c)no Default or Event of Default shall exist and no Default or Event of Default shall exist after giving effect to the Revolving Commitment Increase and other amendments to the Existing Loan Agreement documented hereby on the date hereof;

(d)the Loan Parties are in compliance (on a pro forma basis after giving effect to the Revolving Commitment Increase) with the covenant contained in Section 6.12 of the Existing Loan Agreement;

(e)the Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated as of the Fifth Amendment Effective Date, from a Responsible Officer of each Loan Party, certifying as to the satisfaction of the conditions described in the immediately preceding Sections 5(b), 5(c) and 5(d);

(f)the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Fifth Amendment Effective Date and executed by its Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other governing body authorizing the execution, delivery and performance of this Amendment and any related Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Amendment and any related Loan Documents to which it is a party, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization;

(g)to the extent requested, each Lender shall have received an amended and restated revolving note (or, with respect to each New Lender, a new revolving note) reflecting such Lender’s Revolving Commitment Increase;

(h)the Borrowers shall have refinanced and paid in full the outstanding principal amount of all Term Loans under the Existing Loan Agreement, together with any accrued interest thereon;

(i)the Borrowers shall have paid all fees, costs and expenses (including legal fees and expenses) agreed in writing to be paid by it in connection herewith (including pursuant to that certain Fee Letter dated as of the Fifth Amendment Effective Date by and among the Borrowers and the Administrative Agent) to the extent due (and, in the case of expenses (including legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrowers on or prior to the Fifth Amendment Effective Date); and

(j)each Lender shall have received, at least three (3) days prior to the Fifth Amendment Effective Date, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Fifth Amendment Effective Date, (i) all documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act (as defined in the Existing Loan Agreement) and (ii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Existing Loan Agreement), a Beneficial Ownership Certification (as defined in the Existing Loan Agreement).

6.Reference to and Effect on the Loan Agreement; Reaffirmation.

(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement after giving effect to the transactions contemplated hereby.

(b)Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Loan Party arising under or pursuant to the Loan Agreement, the Corporate Guaranty Agreement or the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Loan Agreement and each and every other Loan Document to which it is a party (including, with respect to the Corporate Guarantor, the Corporate Guaranty Agreement). This Amendment is not intended to and shall not constitute a novation of the Existing Loan Agreement or any of the Obligations.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Loan Agreement, the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document.

7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OKLAHOMA.

8.Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be deemed to constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 9.06 of the Existing Loan Agreement shall apply to this Amendment.

9.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10.Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower and each other Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:

(a)Each Borrower and each other Loan Party (i) is duly formed, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b)The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment are within such Borrower’s and such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder action;

(c)The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Law applicable to such Borrower or such Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on such Borrower or such Loan Party or any of its assets or give rise to a right thereunder to require any payment to be made by such Borrower or such Loan Party and (iv) will not result in the creation or imposition of any Lien on any asset of any Borrower or any Loan Party prohibited under the Loan Documents;

(d)This Amendment has been duly executed and delivered for the benefit of each Borrower and each other Loan Party and constitutes a legal, valid and binding obligation of each Borrower and each other Loan Party, enforceable against each Borrower and each other Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

(e)No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein; and

(f)After giving effect to this Amendment, the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

11.Corporate Guarantor Ratification. AAON, Inc.’, a Nevada corporation, in its capacity as the Corporate Guarantor, hereby ratifies and confirms its obligations under the Corporate Guaranty Agreement made for the benefit of the Lenders and agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and agrees that its guaranty of the Guaranteed Obligations, as defined in the Corporate Guaranty Agreement (which Guaranteed Obligations include, for the avoidance of doubt, the Revolving Commitment Increase) pursuant to the Corporate Guaranty Agreement shall remain in full force and effect, and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or otherwise, and the Corporate Guarantor hereby consents, acknowledges and agrees to this Amendment and waives any common law, equitable or statutory rights that it might otherwise have as a result of or in connection with this Amendment or any other Loan Document.

12.Release. Each Borrower and each other Loan Party fully, finally, and forever releases and discharges Administrative Agent, Issuing Bank, Swingline Lender and the Lenders and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Borrower or such Loan Party has or in the future may have, whether known or unknown, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of Administrative Agent, the Issuing Bank, the Swingline Lender or Lenders in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
AAON, INC., an Oklahoma corporation, as a Borrower

By: /s/Rebecca Thompson
Name: Rebecca Thompson
Title: Chief Financial Officer & Treasurer

AAON COIL PRODUCTS, INC., a Texas corporation,
as a Borrower

By: /s/Rebecca Thompson
Name: Rebecca Thompson
Title: Chief Financial Officer & Treasurer

BASX, INC., an Oregon corporation, as a Borrower

By: /s/Rebecca Thompson
Name: Rebecca Thompson
Title: Chief Financial Officer & Treasurer

AAON, INC.’, a Nevada corporation, as the Corporate
Guarantor and a Loan Party

By: /s/Rebecca Thompson
Name: Rebecca Thompson
Title: Chief Financial Officer & Treasurer

BOKF, NA dba BANK OF OKLAHOMA, as the
Administrative Agent, the Issuing Bank, the Swingline
Lender, and as a Lender

By: /s/Timberly Harding
Name: Timberly Harding
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/Nora Golden
Name: Nora Golden
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/Robert Corder
Name: Robert Corder
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/Scott Blackman
Name: Scott Blackman
Title: Senior Vice President

ASSOCIATED BANK, N.A., as a Lender

By: /s/Nathan Jochimsen
Name: Nathan Jochimsen
Title: SVP

SCHEDULE 2.01

Commitments and Lenders

Name of Lender	Revolving Commitment
BOKF, NA dba Bank of Oklahoma	$145,000,000.00
U.S. Bank National Association	$115,000,000.00
Wells Fargo Bank, National Association	$115,000,000.00
Bank of America, N.A.	$90,000,000.00
Associated Bank, N.A.	$35,000,000.00
TOTAL	$500,000,000